UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of earliest event reported:                     September 9, 1997
                                    ----------------------------------


                          UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)


               Delaware                                        0-13265                   59-2225346
(State or other jurisdiction of incorporation)       (Commission File Number)   (IRS Employer Identification No.)


   1901 Main Street, Suite 1200, Mail Code 1105, Columbia, South Carolina 29201
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:    (803) 252-3661
                                                       --------------


                                    No Change
                   (Former name or former address, if changed
                              since last report.)












This document contains a total of 21 pages.

This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on September 15, 1997 by UCI Medical Affiliates, Inc., a Delaware corporation (the "Company"), and is filed to include the financial statements required by Item 7 of Form 8-K.

Item 7.  Financial Statements and Exhibits


         a)    Financial Statements of Business Acquired

              The financial statements for Leif Martin Adams, D.O., the business acquired by the wholly-owned subsidiary of the Company, are included in this report beginning on page number 3.

         b)    Pro Forma Financial Information

              The pro forma financial information for Leif Martin Adams, D.O., the business acquired by the wholly-owned subsidiary of the Company, is included in this report following the financial information herein in response to Item 7(a) above.

         c)    Exhibits

              The following exhibit is incorporated by reference to the exhibit of the same number filed with the Company's Form 8-K filed on September 15, 1997.

              Exhibit 2.1 - Asset Purchase Agreement dated and executed on September 9, 1997, by, between and among UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"); UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation and wholly-owned subsidiary of UCI ("UCI of SC"), Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); and Leif Martin Adams, D.O., a South Carolina resident ("Seller").

                 Report on Audit of the Financial Statements of

                             Leif Martin Adams, D.O.

                        as of December 31, 1996 and 1995

                                    Contents




                                                                           Page

Leif Martin Adams, D.O. Financial Statements
     as of December 31, 1996 and 1995......................................5-12

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
     Combining Balance Sheet at September 30, 1996...........................13
     Notes to Combining Balance Sheet........................................14
     Combining Statement of Operations and Accumulated Deficit
        for year ended September 30, 1996....................................15
     Notes to Combining Statement of Operations..............................16

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
     Combining Balance Sheet at June 30, 1997................................17
     Notes to Combining Balance Sheet........................................18
     Combining Statement of Operations and Accumulated Deficit
          for the nine months ended June 30, 1997............................19
     Notes to Combining Statement of Operations..............................20

                        Report of Independent Accountants


Board of Directors
UCI Medical Affiliates, Inc.

We have audited the accompanying balance sheets of Leif Martin Adams, D.O. (the "Practice") as of December 31, 1996 and 1995 and the related statements of operations, statements of changes in owner's equity and cash flows for the periods then ended. These financial statements are the responsibility of the Practice's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Leif Martin Adams, D.O. as of December 31, 1996 and 1995, and the results of its operations, changes in owner's equity and its cash flows for the periods then ended in conformity with generally accepted accounting principles.

The financial statements have been prepared solely from the accounts of Leif Martin Adams, D.O. and do not include the personal accounts of the owner or those of any other operations in which he may be engaged.





Columbia, South Carolina
October 10, 1997


         THE ORIGINAL SIGNED OPINION ON SCOTT, HOLLOWAY & McELVEEN, LLP
             LETTERHEAD IS ON FILE WITH UCI MEDICAL AFFILIATES, INC.

                             Leif Martin Adams, D.O.

                                 Balance Sheets

                                  December 31,


                                                 1996                    1995
                                          ---------------     ----------------
Assets
Current assets:
    Cash and cash equivalents             $    1,275              $    1,687
    Accounts receivable, net                  36,245                  26,221
                                          ---------------     ----------------
        Total current assets                  37,520                  27,908
                                          ---------------     ----------------

Property, plant and equipment, net           191,838                 200,640
Other assets                                     200                     200
                                          ---------------     ----------------
                                             192,038                 200,840
                                          ---------------     ----------------

        Total assets                    $    229,558            $    228,748
                                          ===============     ================

Liabilities and Owner's Equity Current liabilities:
    Accounts payable and accrued expenses  $  2,280             $        979
    Current maturities of long-term debt     25,374                   34,238
                                          ---------------     ----------------
        Total current liabilities            27,654                   35,217

Long-term debt, net of current portion      117,048                  130,977
                                          ---------------     ----------------
        Total liabilities                   144,702                  166,194
                                          ---------------     ----------------

Owner's equity
     Capital                                 84,856                   62,554
                                          ---------------     ----------------
        Owner's equity                       84,856                   62,554
                                          ---------------     ----------------

        Total liabilities and
          owner's equity               $    229,558             $    228,748
                                          ===============     ================


     The accompanying notes are an integral part of these financial statements.

                             Leif Martin Adams, D.O.

                            Statements of Operations

                        for the years ended December 31,


                                               1996                  1995
                                       ------------------    ------------------

Net medical revenue                     $       220,934       $       167,649
Operating costs                                  89,670                74,216
                                       ------------------    ------------------
         Operating margin                       131,264                93,433

Depreciation and amortization                    10,417                11,087
General and administrative expenses              21,600                20,244
                                       ------------------    ------------------
         Income from operations                  99,247                62,102

Interest expense                                 12,035                15,758
                                       ------------------    ------------------

         Net income                     $        87,212       $        46,344
                                       ==================    ==================


     The accompanying notes are an integral part of these financial statements.

                             Leif Martin Adams, D.O.

                     Statements of Changes in Owner's Equity

                 for the years ended December 31, 1996 and 1995


Balance, January 1, 1995                                      $         63,923
Net income                                                              46,344
Owner's draws                                                          (47,713)
                                                             ------------------

Balance, December 31, 1995                                              62,554
Net income                                                              87,212
Owner's draws                                                          (64,910)
                                                             ------------------

Balance, December 31, 1996                                    $         84,856
                                                             ==================


     The accompanying notes are an integral part of these financial statements.

                             Leif Martin Adams, D.O.

                            Statements of Cash Flows

                        for the years ended December 31,


                                              1996                  1995
                                      ------------------    ------------------
Operating activities:
Net income                           $        87,212       $        46,344
Adjustments to reconcile net income
      to cash provided by
      operating activities:
   Depreciation and amortization              10,417                11,087
   Changes in operating assets and liabilities:
     Accounts receivable                     (10,024)                3,281
     Accounts payable and accrued
      expenses                                 1,301                  (670)
                                     ------------------    ------------------
         Cash provided by
          operating activities                88,906                60,042
                                     ------------------    ------------------

Investing activities:
Purchases of furniture and equipment          (1,615)                   --
                                     ------------------    ------------------
         Cash used by investing
          activities                          (1,615)                   --
                                     ------------------    ------------------

Financing activities:
Repayments on long-term debt                 (22,793)              (12,330)
Payment of owner's draws                     (64,910)              (47,713)
                                     ------------------    ------------------
         Cash used by financing
          activities                         (87,703)              (60,043)
                                     ------------------    ------------------

Decrease in cash and cash equivalents           (412)                   (1)

Cash and cash equivalents, beginning
     of year                                   1,687                 1,688
                                     ------------------    ------------------

Cash and cash equivalents,
     end of year                     $         1,275       $         1,687
                                     ==================    ==================

Supplemental cash flow information:
    Cash paid for interest           $        12,035       $        15,758
                                     ==================    ==================


     The accompanying notes are an integral part of these financial statements.

                             Leif Martin Adams, D.O.
                          Notes to Financial Statements


Note 1.  Significant Accounting Policies

Organization - Leif M. Adams, D.O. is the sole owner of Leif Martin Adams, D.O. (the "Practice") located in Summerville, South Carolina. The Practice operates a family practice medical office that provides treatments on an outpatient basis for medical conditions not involving an immediate threat to life.

The financial statements have been prepared solely from the accounts of the Practice and do not include the personal accounts of the owner or those of any other activities in which he may be engaged. Management makes estimates that are a necessary part of the preparation of financial statements. These estimates include the useful lives of equipment, some of which is subject to technological obsolescence, and the net realizable value of patient accounts receivable. At December 31, 1996, management is not aware of any conditions that could significantly affect the estimates employed in the preparation of the financial statements.

Accounts Receivable - Accounts receivable represent amounts due from patients, employers and various third-party payors. Provisions for uncollectable amounts are made based on management's estimates of future collectability and historical payment percentages.

Property, Plant and Equipment - Property, plant and equipment is reported at cost. Depreciation for financial reporting purposes is computed principally by accelerated methods over the estimated useful lives of the assets, which range from five to seven years. Maintenance, repairs and the cost of minor equipment are charged to expense. Major renewals or betterments, which prolong the life of the assets, are capitalized. Upon disposal of depreciable property, the asset accounts are reduced by the related cost and accumulated depreciation. The resulting gains and losses are reflected in the statements of operations.

Income Taxes - The Practice operates as a sole proprietorship. Under this election, the revenues and expenses of the Practice are reported on the owner's personal income tax returns. Accordingly, provision for income tax expense has not been made in the financial statements.

Cash Equivalents - The Practice considers all short-term debt investments with a maturity of three months or less at the date of acquisition to be cash equivalents.

Fair Value of Financial Investments - The fair value of accounts receivable and accrued expenses payable are estimated by management to approximate their respective carrying values.

                             Leif Martin Adams, D.O.
                    Notes to Financial Statements (Continued)


Note 2.  Property, Plant and Equipment

At December 31, 1996 and 1995, property, plant and equipment consisted of the following:

                                               1996                  1995
                                       ------------------    ------------------

Land                                    $        70,000       $        70,000
Building                                        139,107               139,107
Furniture and fixtures                           40,974                39,130
                                       ------------------    ------------------
                                                250,081               248,237
Accumulated  depreciation                       (58,243)              (47,597)
                                       ------------------    ------------------
  Property, plant and equipment, net    $       191,838       $       200,640
                                        =================    ==================

Note 3.  Financing Arrangements

A summary of The Practice's financing arrangements at December 31, 1996 and 1995 follows:

                                                   1996                  1995
                                        ------------------    ------------------

Note payable to a bank in monthly
installments of $1,000 plus
accrued interest at 8.75 percent.
In August 1997 all unpaid principal
is due, collateralized by real estate.   $       127,000       $       138,000

Note payable to a bank in monthly
installments of $326, including
principal and interest at 8.5  percent,
maturing  May 1997,  collateralized by
computer equipment.                                1,749                 5,762

Note payable to a bank in monthly
installments of $101, including principal
and interest at 7.64 percent, maturing
January 2000, collateralized by medical
equipment.                                         3,302                 4,224

Line of credit  payable to a bank
bearing  interest  at 8.5  percent,
expiring August 2000, unsecured.                  10,371                17,229
                                       ------------------    ------------------

Total financial obligations                      142,422               165,215

Less current portion of notes payable             15,003                17,009
Line of credit                                    10,371                17,229
                                       ------------------    ------------------

                                         $       117,048       $       130,977
                                       ==================    ==================

                             Leif Martin Adams, D.O.
                    Notes to Financial Statements (Continued)


Note 3.  Financing Arrangements (continued)

The aggregate maturities of long-term debt as of December 31, 1996, are as follows:

            Maturing during the year ended December 31,
                     1997                    $         25,114
                     1998                              13,073
                     1999                              13,158
                     2000                              12,077
                     2001 and thereafter               79,000
                                            ------------------

                                             $        142,422
                                            ==================


At December 31, 1996 and 1995, the Practice has unused lines of credit totalling approximately $8,500 and $1,700, respectively.

Note 4.  Related Party Transactions

The owner participates in the medical activities of the Practice. All payments for services and benefits to the owner are recorded as draws. For the periods ended December 31, 1996 and 1995, draws paid to the owner totaled $64,910 and $47,713, respectively.

Note 5.  Concentration of Credit Risk

In the normal course of providing health care services, the Practice extends credit to patients in the Summerville, South Carolina area without requiring collateral. Each individual's ability to pay balances due the Practice is assessed and reserves are established to provide for management's estimate of uncollectable balances. Future revenues of the Practice are largely dependent on third-party payors and include Medicare and private insurance companies. The amount of loss the Practice would incur in the event of non-payment by the counter party is the amount of the patient billing.

Note 6.  Contingencies

At December 31, 1996, management is not aware of any pending or threatened litigation, or unasserted claims against the Practice that could result in losses, if any, that would be material to the financial statements.

Note 7.  Subsequent Event

On September 9, 1997, UCI Medical Affiliates of South Carolina, Inc. ("UCI") acquired the accounts receivable, certain office and medical equipment and substantially all the Practice's intangible assets (including patient lists and goodwill) for $100,000 consisting of $50,000 in restricted common stock of UCI, the payment of $7,000 in cash immediately at closing, and the execution of an interest-bearing promissory note for $43,000, maturing approximately thirteen months after closing. As a condition of the transaction, the owner entered into a five-year physician services agreement to provide, on average, forty hours per week of physician services.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                               September 30, 1996
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of September 30, 1996 per the Company's Annual Report and Leif Martin Adams, D.O. as of December 31, 1996 appearing in Item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Leif Martin Adams, D.O. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                    UCI Medical
                                    Affiliates,       Leif Martin         Pro Forma             Pro Forma
                                       Inc.           Adams, D.O.        Adjustments            Combined
                                   --------------    ---------------    ---------------       --------------
Assets
Cash and cash equivalents          $     237,684     $       1,275      $      (7,000)  (a)
                                                                               (1,275)  (a)   $     230,684
Accounts receivable - net              4,187,394            36,245                                4,223,639
Medical supplies inventory               407,617                --                                  407,617
Deferred taxes                           197,056                --                                  197,056
Prepaids and other assets                441,384                --                                  441,384
                                   --------------    ---------------    ---------------       --------------
         Total current assets          5,471,135            37,520             (8,275)            5,500,380
Property, plant and equipment,
   net                                 3,300,048           191,838           (184,356)  (a)       3,307,530
Deferred taxes                           855,126                --                                  855,126
Goodwill                               5,828,963                --             56,273   (a)
                                                                               (3,752)  (b)       5,881,484
Other assets                             277,422               200               (200)  (a)         277,422
                                   ==============    ===============    ===============       ==============
         Total assets              $  15,732,694     $     229,558      $    (140,310)        $  15,821,942
                                   ==============    ===============    ===============       ==============
Liabilities and Capital
Current portion - long-term debt
                                   $     913,749     $      25,374      $      40,000   (a)
                                                                              (25,374)  (a)   $     953,749
Accounts payable                       1,391,858               756               (756)  (a)       1,391,858
Accrued payroll                          750,745                --                                  750,745
Other accrued liabilities                394,635             1,524             (1,524)  (a)
                                                                                  311   (c)
                                                                               54,000   (d)         448,946
                                   --------------    ---------------    ---------------       --------------
         Total current
              liabilities              3,450,987            27,654             66,657             3,545,298
Long-term debt, net of current         4,459,484           117,048              3,000   (a)
                                                                             (117,048)  (a)       4,462,484
                                   --------------
                                   --------------    ---------------    ---------------       --------------
        Total liabilities              7,910,471           144,702            (47,391)            8,007,782
                                   --------------    ---------------    ---------------       --------------
Common stock                             240,390                --                976   (a)         241,366
Owner's equity                                --            84,856            (84,856)  (a)              --
Paid-in capital                       13,732,393                --             49,024   (a)      13,781,417
Accumulated deficit                   (6,150,560)               --            (58,063)  (e)      (6,208,623)
                                   --------------    ---------------    ---------------       --------------
        Total capital                  7,822,223            84,856            (92,919)            7,814,160
                                   ==============    ===============    ===============       ==============
    Total liabilities and capital  $  15,732,694     $     229,558      $    (140,310)        $  15,821,942
                                   ==============    ===============    ===============       ==============

                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                               September 30, 1996
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Leif Martin Adams, D.O. by UCI Medical Affiliates, Inc. for an aggregate price of $100,000. The purchase occurred on September 9, 1997. The combining balance sheet reflects the balances of UCI at September 30, 1996 and Leif Martin Adams, D.O. at December 31, 1996. Pro forma adjustments are made to reflect:

(a.)   The assets acquired consisted of:    The purchase price consisted of:

         $ 36,245   Accounts receivable     $    976  Common stock
            7,482  Furniture, equipment       49,024  Additional paid-in-capital
           56,273   Goodwill                  43,000  Note payable
                                               7,000  Cash paid at closing
          =======                            =======
         $100,000                           $100,000
          =======                            =======

       Issuance of 19,513 shares of restricted common stock valued at $50,000 at estimated per share value of $2.56.

     $40,000 of the note payable is recorded as currently due; $3,000 is recorded as non-current.

       Certain cash deposits ($1,275), the building and premises, and certain furniture and equipment ($184,356) were not acquired. Accounts payable ($756), payroll taxes payable ($1,524), long-term debt ($142,422) and prior owner's equity ($84,856) were not assumed.

     (b.) Excess of acquisition cost over the fair values of net assets acquired
(goodwill)  less  one  year's   amortization.   ($56,273  goodwill  less  $3,752
amortization)

(c.)   Accrued interest for the one month term of the note payable at 8%

     (d.) Net change in fees for physician services is $54,000 annually, based on the physician's service agreement, and is recorded as an accrued payable.

     (e.) Effects of pro forma adjustments on statement of operations, closed into pro forma retained earnings.

                          UCI Medical Affiliates, Inc.
            Pro Forma Statement of Operations and Accumulated Deficit
                      for the year ended September 30, 1996
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1996 per the Company's Annual Report and Leif Martin Adams, D.O. as of December 31, 1996 appearing in item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Leif Martin Adams, D.O. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.


                                     UCI Medical       Leif Martin        Pro Forma              Pro Forma
                                   Affiliates, Inc.    Adams, D.O.       Adjustments              Combined
                                  ----------------    --------------    ---------------       -----------------

Revenue                           $   23,254,351      $    220,934                --          $   23,475,285
Operating costs                        21,525,421           89,670              54,000  (a.)     21,669,091
                                  ----------------    --------------    ---------------       -----------------
  Operating margin                      1,728,930          131,264             (54,000)           1,806,194

General and administrative
   expenses                               148,637           21,600                --                170,237
Depreciation and amortization             961,115           10,417               3,752  (b.)        975,284
                                  ----------------    --------------    ---------------       -----------------
  Income from operations                  619,178           99,247             (57,752)             660,673

Interest expense, net                    (582,937)         (12,035)               (311) (c.)       (595,283)
Gain on equipment                           2,105               --                --                  2,105
                                  ----------------    --------------    ---------------       -----------------

Income before income tax                   38,346           87,212             (58,063)              67,495
Income tax benefit (expense)              427,733               --                --                427,733
                                  ----------------    --------------    ---------------       -----------------

Net (loss) income                         466,079           87,212             (58,063)             495,228

Accumulated deficit - beginning
   of year                             (6,616,639)          62,554                --             (6,554,085)
 Owner's draws                                 --          (64,910)               --                (64,910)
                                  ----------------    --------------    ---------------       -----------------

Accumulated deficit - end of
   year                           $   (6,150,560)     $     84,856      $      (58,063)       $   (6,123,767)
                                  ================    ==============    ===============       =================

Earnings per common and common equivalent share:
    Net income                       $        .11              (d)                --             $      .11
                                  ================    ==============    ===============       =================

Weighted average shares of
   common stock outstanding             4,294,137              (d)                --               4,313,650
                                  ================    ==============    ===============       =================

                          UCI Medical Affiliates, Inc.
                           Note to Pro Forma Combining
                           Statement of Operations and
                           Accumulated Deficit for the
                          year ended September 30, 1996
                                   (Unaudited)

     1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

     (a.) Net change in physician fees based on employment agreement between Leif Martin Adams, D.O. and UCI Medical Affiliates, Inc.

     (b.) Addition for amortization of goodwill on a straight line basis over 15 years.

     (c.) Accrued interest on note payable at 8% for one month loan term.

     (d.) Not applicable; Leif Martin Adams, D.O. was not required to, and did not, compute earnings per share.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                                  June 30, 1997
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of June 30, 1997 per the Company's Form 10QSB and Leif Martin Adams, D.O. as of June 30, 1997. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Leif Martin Adams, D.O. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                 UCI Medical        Leif Martin           Pro Forma            Pro Forma
                               Affiliates, Inc.     Adams, D.O.          Adjustments            Combined
                               -----------------  -----------------  --------------------   -----------------
Assets
Cash and cash equivalents      $        119,538   $          3,832   $         (7,000) (a)
                                                                               (3,832) (a) $        112,538
Accounts receivable - net             5,743,707              9,747             --                 5,753,454
Medical supplies inventory              379,647                 --             --                   379,647
Deferred taxes                          197,056                 --             --                   197,056
Prepaids and other assets               445,636                 --             --                   445,636
                               -----------------  -----------------  ------------------    ------------------
      Total current assets            6,885,584             13,579            (10,832)            6,888,331
Property, plant and
   equipment, net                     3,433,218            183,853           (176,371) (a)        3,440,700
Deferred taxes                        1,380,126                 --             --                 1,380,126
Goodwill                              5,720,394                 --             82,771  (a)
                                                                               (4,139) (b)        5,799,026
Other assets                            268,908                200               (200) (a)          268,908
                               =================  =================  ==================    ==================
       Total assets            $     17,688,230   $        197,632   $       (108,771)     $     17,777,091
                               =================  =================  ==================    ==================

Liabilities and Capital
Current portion - long-term
   debt                        $        854,903   $         26,418   $         40,000  (a) $
                                                                              (26,418) (a)          894,903
Accounts payable                      1,627,827              1,001             (1,001) (a)        1,627,827
Accrued payroll                         452,995                 --             --                   452,995
Other accrued liabilities               330,679              1,881              2,903  (c)
                                                                               40,500  (d)
                                                                               (1,881) (a)          374,082
                               -----------------  -----------------  ------------------    ------------------
       Total current
            liabilities               3,266,404             29,300             54,103             3,349,807
Long-term debt, net of current
                                      5,659,476            109,467              3,000  (a)
                                                                             (109,467) (a)        5,662,476
                               -----------------  -----------------  ------------------    ------------------
                               -----------------  -----------------  ------------------    ------------------
      Total liabilities               8,925,880            138,767            (52,364)            9,012,283
                               -----------------  -----------------  ------------------    ------------------
Common stock                            260,390                 --                976  (a)          261,366
Owner's capital                              --             58,865            (58,865) (a)               --
Paid-in capital                      14,312,393                 --             49,024  (a)       14,361,417
Accumulated  (deficit)               (5,810,433)                --            (47,542) (e)      (5,857,975)
                               -----------------  -----------------  ------------------    ------------------
       Total capital                  8,762,350             58,865            (56,407)            8,764,808
                               -----------------  -----------------  ------------------    ------------------
        Total      liabilities
            and       capital  $     17,688,230   $        197,632   $       (108,771)     $    17,777,091
                               =================  =================  ==================    ==================

                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                                  June 30, 1997
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Leif Martin Adams, D.O. by UCI Medical Affiliates, Inc. for an aggregate price of $100,000. The purchase occurred on September 9, 1997. The combining balance sheet reflects the balances of UCI at June 30, 1997, and Leif Martin Adams, D.O. at June 30, 1997. Pro forma adjustments are made to reflect:

(a.)   The assets acquired consisted of:    The purchase price consisted of:

       $  9,747   Accounts receivable      $    976   Common stock
          7,482   Furniture, equipment       49,024   Additional paid-in-capital
         82,771   Goodwill                   43,000   Note payable
                                              7,000   Cash paid at closing
        =======                             =======
       $100,000                            $100,000
        =======                             =======

       Issuance of 19,513 shares of restricted common stock valued at $50,000 at estimated per share value of $2.56.

     $40,000 of the note payable is recorded as currently due, $3,000 is recorded as non-current.

       Certain cash deposits ($3,832), land and premises, and certain furniture and equipment ($176,371) were not acquired. Accounts payable ($1,001), payroll taxes payable ($1,881), long-term debt ($135,885) and prior owner's equity ($58,865) were not assumed.

     (b.) Excess of acquisition cost over the fair values of net assets acquired (goodwill) less nine month's amortization. ($82,771 goodwill less $4,139 amortization)

     (c.) Accrued interest for nine month term of the note payable at 8%.

     (d.) Net change in fee for physician services of $40,500 based on service agreement for nine months recorded as an accrued payable.

     (e.) Effects of pro forma adjustments on statement of operations, closed into pro forma retained earnings.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Statement of
                           Operations and Accumulated
                           Deficit for the nine months
                               ended June 30, 1997
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of June 30, 1997 per the Company's Form 10QSB and Leif Martin Adams, D.O. as of June 30, 1997. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Leif Martin Adams, D.O. after giving effect to the pro forma adjustments described in Note 1. Information for the nine months ended June 30, 1997 for Leif Martin Adams, D.O. is estimated since Leif Martin Adams, D.O. did not maintain its records on a basis consistent with UCI Medical Affiliates, Inc. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                        UCI Medical        Leif Martin             Pro Forma             Pro Forma
                                     Affiliates, Inc.      Adams, D.O.            Adjustments            Combined
                                     ------------------ -------------------    ------------------    ------------------

     Revenue                         $     20,299,676   $        137,043                     --      $     20,436,719
     Operating costs                       18,876,302             68,016                 40,500  (a)       18,984,818
                                     ------------------ -------------------    ------------------    ------------------
     Operating margin                       1,423,374             69,027                (40,500)            1,451,901

     General and administrative
         expenses                             127,881             21,431                     --               149,312
     Depreciation and amortization            892,372              7,984                  4,139  (b)          904,495
                                     ------------------ -------------------    ------------------    ------------------
     Income from operations                   403,121             39,612                (44,639)              398,094

     Interest expense, net                   (570,951)           (12,964)                (2,903) (c)         (586,818)
     Gain on equipment                          8,809                 --                     --                 8,809
                                     ------------------ -------------------    ------------------    ------------------
     Income(loss) before income tax
                                             (159,021)            26,648                (47,542)             (179,915)
     Income tax benefit                       499,148                 --                     --               499,148
                                     ------------------ -------------------    ------------------    ------------------

     Net income                               340,127             26,648                (47,542)              319,233

     Accumulated deficit -
        beginning of period                (6,150,560)            80,900                     --            (6,069,660)
     Owner's draws                                 --            (48,683)                    --               (48,683)
                                     ------------------ -------------------    ------------------    ------------------

     Accumulated deficit - end of
        period                       $     (5,810,433)  $         58,865       $        (47,542)     $     (5,799,110)
                                     ================== ===================    ==================    ==================
                                                                                                              (f)
     Earnings per common and common equivalent share:
         Net income                  $            .07                  (d)                   --      $            .07
                                     ================== ===================    ==================    ==================
                                                                                                              (a)
     Weighted average shares of                                                                               (a)
        common stock outstanding
                                            4,819,527                (d)                     --             4,839,040
                                     ================== ===================    ==================    ==================

                          UCI Medical Affiliates, Inc.
                      Note to Pro Forma Combining Statement
                          of Operations and Accumulated
                           Deficit for the nine months
                               ended June 30, 1996
                                   (Unaudited)

     1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

     (a.) Net change in physician fees based on employment agreement between Leif Martin Adams, D.O. and UCI Medical Affiliates, Inc.

     (b.) Addition for nine months amortization of goodwill on a straight line basis over 15 years.

     (c.) Accrued interest on note payable at 8% for nine months.

     (d.) Not applicable; Leif Martin Adams, D.O. was not required to, and did not, compute earnings per share.

                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/s/ Marion F. McFarland, III, M.D.        /s/ Jerry F. Wells, Jr.
Marion F. McFarland, III, M.D.            Jerry F. Wells, Jr., CPA
President, Chief Executive Officer and    Executive Vice President of
Chairman of the Board                     Finance and Chief Financial Officer



Date:             November 19, 1997